DEFA 14A

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total Fee Paid:

[_]       Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE

BNY MELLON ALCENTRA GLOBAL MULTI-STRATEGY CREDIT FUND, INC.

c/o BNY Mellon Investment Adviser, Inc.

Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in the BNY MELLON ALCENTRA GLOBAL MULTI-STRATEGY CREDIT FUND, INC. (the "Fund") that you hold through your financial intermediary. We are asking you to approve a new sub-investment advisory agreement with Alcentra NY, LLC ("Alcentra NY"), the Fund's current sub-adviser. Shareholder approval of the new agreement is necessary to ensure that Alcentra NY can continue to serve as the Fund's sub-adviser and provide uninterrupted day-to-day portfolio management services to the Fund. Unless a sufficient number of votes are obtained to approve the new sub-investment advisory agreement, Alcentra NY cannot continue to provide sub-advisory services for the Fund. With the deadline to vote at the adjourned shareholder meeting fast-approaching, we are seeking your vote with respect to this very important operating initiative for the Fund, consistent with Fund guidelines and applicable regulations. The deadline to cast your vote is November 16, 2022.

It is very important that we hear from you regarding your vote. Please call the Fund's proxy solicitor, AST Fund Solutions, LLC, toll-free at (877) 361-7968 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday.

PLEASE VOTE. Utilize one of the convenient options listed here:

VOICE YOUR SAY ON THIS MATTER NOW.

1.       BY PHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card and following the prerecorded information, or 1-877-361-7968 to cast your vote with a live proxy specialist, quickly and easily.

2.       INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.       VIA MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

For further information about the adjourned shareholder meeting, the proposal and how to vote or to obtain a copy of the Proxy Statement, you can go to https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp or reach us at 877-361-7968 between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday and Saturday 10:00 a.m. to 6 p.m., Eastern Time.

We greatly appreciate your consideration and investment with the BNY Mellon Family of Funds.

Sincerely,

/s/ David DiPetrillo

David DiPetrillo

President

BNY Mellon Family of Funds

OFFICIAL BUSINESS_ This document relates to an investment you own in the BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. through your financial intermediary and your rights as a shareholder of the Fund to vote on the proposal. We previously sent you proxy materials related to the proposal and are requesting that you please vote. Thank you.

FUND
PROXY FACT SHEET FOR:
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
October 21, 2022

SPECIAL JOINT MEETING IMPORTANT DATES		SPECIAL JOINT MEETING LOCATION
Record Date	AUGUST 16, 2022	TO BE HELD OVER THE INTERNET
Mail Date	SEPTEMBER 6, 2022	IN A VIRTUAL MEETING FORMAT ONLY
Meeting Date	OCTOBER 13, 2022 @ 10:00 AM (ET)	SEE PAGE 3
Meeting Adjournment Date	November 17, 2022 @4:00 PM (ET)	CONTACT INFORMATION
ADDITIONAL INFORMATION		Inbound Line	1-866-796-7181
Ticker	XALCX	Website	www.im.bnymellon.com
CUSIP	05589D109

What are Shareholders being asked to vote on?

To approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc.("BNYM Adviser"), on behalf of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the "Fund"), and Alcentra NY, LLC ("Alcentra NY"), the Fund's current sub-adviser.

The new sub-investment advisory agreement requires approval by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) before it can go into effect. Therefore, the Board has called the meeting to seek shareholder approval of the new sub-investment advisory agreement in order to permit Alcentra NY to continue to serve as the Fund's sub-adviser and provide continuity of portfolio management for the Fund after the closing date. If Fund shareholders do not approve the new sub-investment advisory agreement, Alcentra NY will no longer be able to serve as the Fund's sub-adviser.

THE BOARD OF DIRECTORS RECOMMEND VOTING FOR

PROPOSAL 1: Approval of a new sub-investment advisory agreement

What are shareholders being asked to approve?

Shareholders of the Fund are being asked to approve a new sub-investment advisory agreement between the Fund’s investment adviser, BNYM Adviser, on behalf of the Fund, and Alcentra NY.

What is happening?

Alcentra NY currently serves as the sub-adviser to the Fund, pursuant to a sub-investment advisory agreement between BNYM Adviser and Alcentra NY (the "Current Agreement").

Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc., which is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of BNYM Adviser.

In May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra Group Holdings, Inc. (together with its subsidiaries, including Alcentra NY) (the "Transaction").

What will change as a result of the Transaction?

Alcentra NY will become a subsidiary of Franklin Templeton. In addition, as a result of the Transaction, there will be a “change in control” of Alcentra NY, which will effect an assignment and automatic termination of the Current Agreement with the Fund, pursuant to its terms and the applicable provisions of the 1940 Act.

Why are shareholders being asked to approve the new sub-investment advisory agreement?

To enable Alcentra NY to continue to provide sub-advisory services to the Fund, as of the closing date of the Transaction, when Alcentra NY will become a subsidiary of Franklin Templeton, BNYM Adviser recommended and the Fund’s Board, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, approved the new sub-investment advisory agreement between BNYM Adviser and Alcentra NY.

The new sub-investment advisory agreement requires approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) before it can go into effect. Therefore, the Board has called the meeting to seek shareholder approval of the new sub-investment advisory agreement in order to permit Alcentra NY to continue to serve as the Fund's sub-adviser and provide continuity of portfolio management for the Fund after the closing date.

When is the closing date?

The Transaction is expected to be completed in the fourth quarter of 2022 or the first quarter of 2023.

Will the investment objectives, strategies or policies of the Fund change as a result of the new sub-investment advisory agreement?

The Fund’s investment objective, strategies and policies will not change in connection with the implementation of the new sub-investment advisory agreement.

Will the advisory and/or sub-advisory fees increase under the new sub-investment advisory agreement?

There will be no increase in the advisory fee payable by the Fund to BNYM Adviser as a consequence of the Transaction. The sub-advisory fee payable by BNYM Adviser to Alcentra NY under the new sub-investment advisory agreement will be the same as that payable to Alcentra NY under the Current Agreement.

What will happen if shareholders do not approve the new sub-investment advisory agreement?

If shareholders of the Fund do not approve the new sub-investment advisory agreement for the Fund, Alcentra NY would no longer serve as the Fund’s sub-adviser pursuant to the Current Agreement or an interim sub-investment advisory agreement, and the Board would take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the new sub-investment advisory agreement to shareholders for approval or making other sub-advisory or portfolio management arrangements for the Fund.

Who will pay the costs related to the proxy solicitation?

The costs associated with the proxy solicitation will be borne by BNYM Adviser and not the Fund. These costs will be borne by BNYM Adviser whether or not the new sub-investment advisory agreement is approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

PHONE:

To cast your vote by telephone with a proxy specialist, call 1-866-796-7181.

Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the postage-paid envelope that was provided to you.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

INFORMATION ABOUT ALCENTRA NY, LLC

Alcentra NY is a subsidiary of Alcentra Group Holdings and its principal office is located in New York, New York. Alcentra NY provides investment advisory services focusing on sub-investment grade debt. Alcentra is one of the largest global institutional managers of below investment grade credit.

INFORMATION ABOUT PARTICIPATING IN THE VIRTUAL MEETING

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "BNY Mellon Alcentra Global Multi-Strategy Credit Fund" in the subject line. The Meeting will begin promptly at 4:00 p.m., Eastern Time, on Thursday, November 17, 2022.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to attendameeting@astfinancial.com.

You may also forward proof of ownership from your intermediary or attach an image of your legal proxy to attendameeting@astfinancial.com. Requests for registration should be received no later than 12:00

p.m., Eastern Time, on Monday, November 14, 2022. You will receive a confirmation email from attendameeting@astfinancial.com of your registration and control number that will allow you to vote at the Meeting.

Proxy Materials Are Available Online At:

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

AST Fund Solutions, LLC is identified as the Fund's proxy solicitor in the Joint Proxy Statement.